FOR IMMEDIATE RELEASE

May 4, 2009

Contact: Michael K. Frisby 202-625-4328

Saul A. Schapiro Joins AFL-CIO Housing Investment Trust as General Counsel

The AFL-CIO Housing Investment Trust (HIT) has announced the appointment of Saul A. Schapiro of Boston, Massachusetts, as General Counsel. Mr. Schapiro will join the HIT’s Washington, DC, office on May 4.

Mr. Schapiro brings over three decades of legal, financial and real estate experience to the position, including more than twenty years as outside counsel to the Boston Redevelopment Authority (BRA). While working with the BRA, he advised the organization on a wide variety of housing and development issues including preservation and production of low- and moderate-income housing, application of fair housing laws, development of innovative programs to empower local community groups, and negotiation of successful development strategies for city land parcels.

As periodic counsel to the HIT for the last ten years, Mr. Schapiro has assisted the HIT to carry out its mission of investing in union-built affordable housing.

“We are fortunate to have someone with Saul’s knowledge and experience as our General Counsel,” said HIT Chief Executive Officer Stephen Coyle. “He shares the HIT’s commitment to improving the lives of working people. We are pleased to welcome him to the organization.”

The HIT board of trustees appointed Mr. Schapiro to the position vacated by Helen R. Kanovsky, who has been nominated to be General Counsel of the U.S. Department of Housing and Urban Development.

Mr. Schapiro is a graduate of Harvard University Law School and has practiced law for over 35 years. He is admitted to the United States Supreme Court, the U.S. Court of Appeals for the First Circuit, the U.S. Tax Court, and the U.S. District Court for Massachusetts and is also a member of the Massachusetts Bar.

The AFL-CIO Housing Investment Trust (HIT) is a core-plus, fixed-income investment company registered with the Securities and Exchange Commission. The HIT has approximately 350 investors and $3.5 billion in assets. The HIT invests primarily in fixed-income investments such as multifamily and single family mortgage-backed securities. The HIT has never invested in securities backed by subprime mortgages. The investment objective of the HIT is to provide competitive returns for its investors, and to promote collateral objectives such as the construction of housing and to facilitate employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $5 billion to finance more than 85,000 units of housing nationwide generating thousands of union jobs.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

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